UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2021

Stamps.com Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26427		77-0454966
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

1990 E. Grand Avenue	El Segundo,	CA	90245
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:		(310)	482-5800

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	STMP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company           ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 30, 2021, Stamps.com Inc. (the “Company”) held a special meeting of stockholders virtually via live audio webcast (the “Special Meeting”). As of August 26, 2021, the record date for the Special Meeting, there were a total of 18,575,655 shares of common stock issued and outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 14,520,113 shares of common stock were virtually present or represented by proxy and, therefore, a quorum was present.
The stockholders of the Company voted on the following items at the Special Meeting:
1.    To approve and adopt the Agreement and Plan of Merger, dated as of July 8, 2021 (as amended from time to time, the "Merger Agreement"), by and among the Company, Stream Parent, LLC, a Delaware limited liability company ("Parent"), and Stream Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (the "Merger Proposal"); and
2.    To approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to of the Company's named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement (the "Compensation Proposal").

The Merger Proposal received the following votes:

For	Against	Abstain
14,477,832	11,327	30,954
Based on the votes set forth above, the stockholders approved the Merger Proposal.

The Compensation Proposal received the following votes:

For	Against	Abstain
12,770,199	1,304,024	445,890

Based on the votes set forth above, the stockholders approved the Compensation Proposal.

The proposal to adjourn the Special Meeting from time to time, if necessary or appropriate, to solicit additional proxies if there were insufficient votes to adopt the Merger Agreement at the time of the Special Meeting, was rendered moot in light of the approval of the Merger Proposal.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being furnished or filed herewith:

99.1    Press Release of Stamps.com Inc., dated September 30, 2021, announcing stockholder approval of merger with Thoma Bravo.

    104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stamps.com Inc.
(Registrant)

September 30, 2021	/s/ Ken McBride
Date	(Signature)

Ken McBride
Chief Executive Officer